Summary Prospectus Supplement

December 7, 2020

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated December 7, 2020 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectuses dated April 30, 2020

U.S. Real Estate Portfolio (Class I)
U.S. Real Estate Portfolio (Class II) (the "Funds")

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Theodore R. Bigman	Managing Director	March 1997
Laurel Durkay	Managing Director	December 2020

Effective December 31, 2020, Theodore R. Bigman will no longer serve as a portfolio manager of the Funds. Accordingly, at such time, all references to Mr. Bigman will be removed from the Funds' Summary Prospectuses.

Please retain this supplement for future reference.